                            SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, For Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-12

                                 HighMark Funds
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                (Name of Registrant as Specified in its Charter)

                               John M. Loder, Esq.
                                Ropes & Gray LLP
                        One California Street, Suite 2200
                             San Francisco, CA 94111

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

(1)      Title of each class of securities to which transaction applies: N/A

(2)      Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined).: N/A

(4)      Proposed maximum aggregate value of transaction: N/A

(5)      Total fee paid: N/A

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)       Amount previously paid: N/A

2)       Form, Schedule or Registration Statement No.: N/A

3)       Filing Party: N/A

4)       Date Filed: N/A

Notes:

                       IMPORTANT SHAREHOLDER INFORMATION

                                 HIGHMARK FUNDS

     The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to your Fund. The proxy card may be completed by checking the appropriate box voting for or against the specific proposals relating to your Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

     We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us (or vote by telephone or the Internet). Voting your proxy, and doing so promptly, enables the Funds to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

     Please take a few moments to exercise your right to vote. Thank you.

                                 HIGHMARK FUNDS

                             HIGHMARK BALANCED FUND
                           HIGHMARK CORE EQUITY FUND
                         HIGHMARK LARGE CAP GROWTH FUND
                         HIGHMARK LARGE CAP VALUE FUND
                         HIGHMARK SMALL CAP GROWTH FUND
                         HIGHMARK SMALL CAP VALUE FUND
                          HIGHMARK VALUE MOMENTUM FUND
                               HIGHMARK BOND FUND
              HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
               HIGHMARK NATIONAL INTERMEDIATE TAX-FREE BOND FUND
                 HIGHMARK 100% U.S. TREASURY MONEY MARKET FUND
                 HIGHMARK CALIFORNIA TAX-FREE MONEY MARKET FUND
                     HIGHMARK DIVERSIFIED MONEY MARKET FUND
                   HIGHMARK U.S. GOVERNMENT MONEY MARKET FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 5, 2004

     Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of HighMark Balanced Fund, HighMark Core Equity Fund, HighMark Large Cap Growth Fund, HighMark Large Cap Value Fund, HighMark Small Cap Growth Fund, HighMark Small Cap Value Fund, HighMark Value Momentum Fund, HighMark Bond Fund, HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund, HighMark 100% U.S. Treasury Money Market Fund, HighMark California Tax-Free Money Market Fund, HighMark Diversified Money Market Fund and HighMark U.S. Government Money Market Fund (each a "Fund" and collectively the "Funds"), each a series of HighMark Funds, will be held at 1:00 p.m. Eastern Time on March 5, 2004 at the offices of SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, for the following purposes:

          1. To elect six Trustees (five of whom are currently Trustees) to hold office until their successors are duly elected and qualified;

          2. To consider amending, reclassifying or eliminating certain fundamental investment policies of the Funds; and

          3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting in person.

     Shareholders of record at the close of business on January 12, 2004 (the "Shareholders") are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                           By Order of the Trustees

                                           /s/ John C. Munch
                                           John C. Munch
                                           Secretary

February 6, 2004

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING, OR SUBMIT YOUR VOTE BY TELEPHONE OR THE INTERNET. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET.

To Shareholders of:
                            HIGHMARK BALANCED FUND,
                           HIGHMARK CORE EQUITY FUND,
                        HIGHMARK LARGE CAP GROWTH FUND,
                         HIGHMARK LARGE CAP VALUE FUND,
                        HIGHMARK SMALL CAP GROWTH FUND,
                         HIGHMARK SMALL CAP VALUE FUND,
                         HIGHMARK VALUE MOMENTUM FUND,
                              HIGHMARK BOND FUND,
              HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND,
               HIGHMARK NATIONAL INTERMEDIATE TAX-FREE BOND FUND,
                 HIGHMARK 100% U.S. TREASURY MONEY MARKET FUND,
                HIGHMARK CALIFORNIA TAX-FREE MONEY MARKET FUND,
                  HIGHMARK DIVERSIFIED MONEY MARKET FUND, AND
                   HIGHMARK U.S. GOVERNMENT MONEY MARKET FUND

    A Special Meeting of Shareholders (the "Special Meeting") of HighMark Balanced Fund, HighMark Core Equity Fund, HighMark Large Cap Growth Fund, HighMark Large Cap Value Fund, HighMark Small Cap Growth Fund, HighMark Small Cap Value Fund, HighMark Value Momentum Fund, HighMark Bond Fund, HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund, HighMark 100% U.S. Treasury Money Market Fund, HighMark California Tax-Free Money Market Fund, HighMark Diversified Money Market Fund and HighMark U.S. Government Money Market Fund (each a "Fund" and collectively the "Funds"), each a series of HighMark Funds, has been scheduled for March 5, 2004. The purpose of this Special Meeting is to submit to the shareholders for a vote important matters regarding the management of the Funds, including the election of Trustees and the amendment, reclassification or elimination of certain fundamental investment policies of the Funds.

    While you are welcome to join us at the Special Meeting, most shareholders vote by filling out and signing the enclosed proxy card (or by telephone or the Internet). To conduct the Special Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Special Meeting, we need your vote. Please vote by telephone or the Internet, or mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

    We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative, or HighMark Funds directly at 1-800-433-6884.

    Your vote is very important to us. As always, we thank you for your confidence and support.

                                           Sincerely,

                                           -s- James Volk
                                           James Volk
                                           President
                                           HighMark Funds

             PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                     (OR VOTE BY TELEPHONE OR THE INTERNET)
                          YOUR VOTE IS VERY IMPORTANT

                                 HIGHMARK FUNDS

Q.  WHY IS THE BOARD OF TRUSTEES PROPOSING TO ELECT AN ADDITIONAL TRUSTEE?

A. UNTIL SEPTEMBER 2003, WHEN ONE OF HIGHMARK FUNDS' TRUSTEES RETIRED FROM THE BOARD OF TRUSTEES, THE FUNDS OPERATED WITH SIX TRUSTEES. THE BOARD BELIEVES IT IS IN SHAREHOLDERS' BEST INTERESTS TO HAVE THE BREADTH AND DEPTH OF TALENT REPRESENTED BY SIX TRUSTEES. THE PROPOSED NEW TRUSTEE, DAVID BENKERT, HAS EXPERIENCE FROM WHICH THE FUNDS AND THEIR SHAREHOLDERS ARE EXPECTED TO BENEFIT. LIKE THE FIVE CURRENT TRUSTEES, MR. BENKERT IS INDEPENDENT WITH RESPECT TO THE FUNDS' INVESTMENT ADVISER AND DISTRIBUTOR.

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO CHANGE SOME OF THE INVESTMENT POLICIES OF THE FUNDS?

A. SHAREHOLDER APPROVAL IS REQUIRED TO CHANGE A FUND'S "FUNDAMENTAL" INVESTMENT OBJECTIVE AND RESTRICTIONS. THE PROPOSED CHANGES WILL MODERNIZE AND STANDARDIZE INVESTMENT POLICIES AND PRACTICES AMONG THE FUNDS AND WILL HELP THE FUNDS' ADVISER AND SUB-ADVISERS MONITOR MORE EFFICIENTLY THE FUNDS' COMPLIANCE WITH APPLICABLE LAW, SEC REGULATIONS AND OTHER RESTRICTIONS ON INVESTMENTS.

Q.  WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. IN ORDER TO CONDUCT THE SHAREHOLDER MEETING, A QUORUM MUST BE PRESENT, IN PERSON OR BY PROXY. A QUORUM WITH RESPECT TO A MATTER BEFORE THE SPECIAL MEETING IS DEFINED AS REPRESENTATION OF OVER 50% OF THE SHARES OUTSTANDING AS OF JANUARY 12, 2004 ENTITLED TO VOTE ON THE MATTER. IN THE EVENT THAT NOT ENOUGH SHAREHOLDERS RETURN THE ENCLOSED PROXY BALLOT CARD TO ACHIEVE A QUORUM, WE WILL BE FORCED TO INCUR ADDITIONAL EXPENSE ASSOCIATED WITH ADDITIONAL SOLICITATIONS. IN ORDER TO AVOID ADDITIONAL COSTS TO YOUR FUND(S), PLEASE RETURN THE COMPLETED PROXY BALLOT AS SOON AS POSSIBLE.

Q.  HOW DO THE BOARD MEMBERS SUGGEST THAT I VOTE?

A. AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF HIGHMARK FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE ITEMS ON THE ENCLOSED PROXY BALLOT. THE BOARD ALSO URGES YOU TO VOTE AND RETURN ALL THE PROXY BALLOT CARDS YOU RECEIVE.

Q.  WHOM SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. IF YOU HAVE ANY QUESTIONS REGARDING THIS PROXY, PLEASE CONTACT YOUR ACCOUNT ADMINISTRATOR OR INVESTMENT REPRESENTATIVE, OR CALL HIGHMARK FUNDS DIRECTLY AT 1-800-433-6884.

THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED BY DISCLOSURES CONTAINED IN THE ACCOMPANYING PROXY STATEMENT.

                                 HIGHMARK FUNDS
                             ---------------------

                             HIGHMARK BALANCED FUND


                           HIGHMARK CORE EQUITY FUND


                         HIGHMARK LARGE CAP GROWTH FUND


                         HIGHMARK LARGE CAP VALUE FUND


                         HIGHMARK SMALL CAP GROWTH FUND


                         HIGHMARK SMALL CAP VALUE FUND


                          HIGHMARK VALUE MOMENTUM FUND


                               HIGHMARK BOND FUND


              HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND


               HIGHMARK NATIONAL INTERMEDIATE TAX-FREE BOND FUND


                 HIGHMARK 100% U.S. TREASURY MONEY MARKET FUND


                 HIGHMARK CALIFORNIA TAX-FREE MONEY MARKET FUND


                     HIGHMARK DIVERSIFIED MONEY MARKET FUND


                   HIGHMARK U.S. GOVERNMENT MONEY MARKET FUND

                             ---------------------
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
                             ---------------------
                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 5, 2004
                             ---------------------
                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of HighMark Funds (the "Trust") with respect to HighMark Balanced Fund, HighMark Core Equity Fund, HighMark Large Cap Growth Fund, HighMark Large Cap Value Fund, HighMark Small Cap Growth Fund, HighMark Small Cap Value Fund, HighMark Value Momentum Fund, HighMark Bond Fund, HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund, HighMark 100% U.S. Treasury Money Market Fund, HighMark California Tax-Free Money Market Fund, HighMark Diversified Money Market Fund and HighMark U.S. Government Money Market Fund (each a "Fund" and collectively the "Funds"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and voting on March 5, 2004 at the Special Meeting of Shareholders of the Funds at 1:00 p.m. Eastern Time at One Freedom Valley Drive, Oaks, Pennsylvania 19456 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or will be borne by the Funds. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust or SEI Investments Global Funds Services ("SEI"), the Trust's administrator. In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy holders will vote those shares in favor of such proposal(s).


     The Special Meeting is being called for the following purposes: (1) to elect six Trustees to hold office until their successors are duly elected and qualified; (2) to consider amending, reclassifying or eliminating certain fundamental investment policies of the Funds; and (3) to transact such other business as may properly come before the Special Meeting or any adjournment thereof. The following table identifies each proposal that will be considered at the Special Meeting and indicates the Funds whose shareholders are being solicited to approve the proposal.



                        PROPOSAL                           FUNDS AFFECTED
                        --------                           --------------
1.         Election of Trustees                  All Funds
2.         Amend, reclassify or eliminate
           certain fundamental investment
           policies regarding:
     A.    Commodities; oil, gas or mineral      Balanced Fund
           investments; and real estate          Large Cap Growth Fund
                                                 Large Cap Value Fund
                                                 Bond Fund
                                                 100% U.S. Treasury Money Market
                                                 Fund
                                                 Diversified Money Market Fund
                                                 U.S. Government Money Market Fund
                                                 California Tax-Free Money Market
                                                 Fund
     B.    Borrowing, lending, issuing senior    All Funds
           securities, pledging, mortgaging or
           hypothecating assets, margin
           transactions, short sales, joint
           participation in securities trading
           accounts, and underwriting
           securities

                        PROPOSAL                           FUNDS AFFECTED
                        --------                           --------------
     C.    Diversification                       Balanced Fund
                                                 Core Equity Fund
                                                 Large Cap Growth Fund
                                                 Large Cap Value Fund
                                                 Small Cap Value Fund
                                                 Value Momentum Fund Bond Fund
                                                 California Intermediate Tax-Free
                                                 Bond Fund
                                                 100% U.S. Treasury Money Market
                                                 Fund
                                                 Diversified Money Market Fund
                                                 U.S. Government Money Market Fund
                                                 California Tax-Free Money Market
                                                 Fund
     D.    Concentration                         All Funds
     E.    Investment objective of the Large     Large Cap Value Fund
           Cap Value Fund
     F.    Investment restrictions of the 100%   100% U.S. Treasury Money Market
           U.S. Treasury Money Market Fund       Fund
     G.    Investment restrictions of the U.S.   U.S. Government Money Market Fund
           Government Money Market Fund
     H.    Investing to exercise control         Balanced Fund
                                                 Large Cap Growth Fund
                                                 Large Cap Value Fund
                                                 Bond Fund
                                                 100% U.S. Treasury Money Market
                                                 Fund
                                                 Diversified Money Market Fund
                                                 U.S. Government Money Market Fund
                                                 California Tax-Free Money Market
                                                 Fund
     I.    Purchasing securities in which        Balanced Fund
           certain affiliated persons also       Large Cap Growth Fund
           invest                                Large Cap Value Fund
                                                 Bond Fund
                                                 100% U.S. Treasury Money Market
                                                 Fund
                                                 Diversified Money Market Fund
                                                 U.S. Government Money Market Fund
     J.    Writing, buying or selling options    100% U.S. Treasury Money Market
                                                 Fund
                                                 Diversified Money Market Fund
                                                 U.S. Government Money Market Fund
                                                 California Tax-Free Money Market
                                                 Fund
     K.    Buying common stocks, voting          100% U.S. Treasury Money Market
           securities, or state, municipal or    Fund
           private activity bonds                Diversified Money Market Fund
                                                 U.S. Government Money Market Fund

     Only shareholders of record ("Shareholders") at the close of business on January 12, 2004 (the "Record Date") will be entitled to vote at the Special Meeting and any adjournment(s) thereof. The number of shares that were issued and outstanding for each Fund on the Record Date ("Shares") is listed in the table below:

FUND                                              SHARES OUTSTANDING
----                                              ------------------
HighMark Balanced Fund..........................     10,270,246.347
HighMark Core Equity Fund.......................     17,800,633.335
HighMark Large Cap Growth Fund..................     26,510,960.443
HighMark Large Cap Value Fund...................     11,728,033.853
HighMark Small Cap Growth Fund..................      2,517,861.772
HighMark Small Cap Value Fund...................      9,640,476.681
HighMark Value Momentum Fund....................     19,085,973.487
HighMark Bond Fund..............................     50,440,656.877
HighMark California Intermediate Tax-Free Bond
  Fund..........................................     21,089,315.504
HighMark National Intermediate Tax-Free Bond
  Fund..........................................      9,919,941.628
HighMark 100% U.S. Treasury Money Market Fund...  1,001,040,444.780
HighMark California Tax-Free Money Market
  Fund..........................................    499,542,937.110
HighMark Diversified Money Market Fund..........  3,278,848,030.320
HighMark U.S. Government Money Market Fund......    543,637,598.860

     Each full Share is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote. This proxy statement and the enclosed proxy card will be sent to Shareholders on or about February 6, 2004.

     The Trust's Declaration of Trust and Code of Regulations do not provide for annual shareholder meetings, and no such meetings are planned for 2004. Proposals that shareholders would like to have considered for inclusion in a proxy statement for any future meeting must be received by the Trust within a reasonable period of time prior to printing and mailing proxy material for such meeting.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Trust's executive offices are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     A COPY OF HIGHMARK FUNDS' ANNUAL REPORT DATED JULY 31, 2003 IS AVAILABLE UPON REQUEST AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-433-6884.

                                  PROPOSAL (1)

                              ELECTION OF TRUSTEES

     The Governance Committee of the Board of Trustees of HighMark Funds has nominated six individuals to serve on the Board. Five of the nominees are current Trustees, including Thomas L. Braje, David A. Goldfarb, Joseph C. Jaeger, Michael L. Noel, and Robert M. Whitler. One of the nominees, David Benkert, has not previously served as a Trustee of HighMark Funds. The Board of Trustees has approved the nominations and is recommending that Shareholders approve the election of the nominees. All shares represented by valid proxy cards will be voted in favor of the election of the nominees, unless a Shareholder specifically indicates on a proxy the desire to withhold authority to vote for any nominee. If for any reason any of the nominees should not be available for election as contemplated, the proxy holders reserve the right to substitute such other person or persons as nominees as may be designated by HighMark Funds' Board of Trustees. Each of the nominees listed above has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected.

     The members of the Board of Trustees are elected by HighMark Funds' shareholders and have overall responsibility for oversight of the management of the Funds. The Trustees, in turn, elect the officers of HighMark Funds to supervise actively its day-to-day operations. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." Currently, the Trust has five Independent Board Members and no Interested Board Members. The new nominee, Mr. Benkert, meets the qualifications to be an Independent Board Member. The Board of Trustees met four times during the last fiscal year.

     STANDING COMMITTEES. There are two standing committees of the Board of Trustees, an Audit Committee and a Governance Committee (formerly called the Nominating Committee). The functions of the Audit Committee are: (a) to oversee the Trust's accounting and financial reporting policies and practices; (b) to oversee the quality and objectivity of the Trust's financial statements and the independent auditor therefor; and (c) to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit Committee are David A. Goldfarb (Chair), Joseph C. Jaeger and Robert M. Whitler. The Audit Committee met two times during the last fiscal year. The functions of the Governance Committee are: (a) to identify candidates to fill vacancies on the Board of Trustees; and (b) to review and make recommendations to the Board of Trustees regarding certain matters relating to the operation of the Board of Trustees and its committees, including Board size, composition and chairmanship; policies regarding Trustee independence, ownership of Trust shares, compensation and retirement; and the structure, responsibilities, membership and chairmanship of Board committees. The members of the Governance Committee are Michael L. Noel (Chair) and Thomas L. Braje. Mr. Benkert, if elected to the Board of Trustees, is expected to be appointed to serve as a member of the Governance Committee. The Governance Committee met once during the last fiscal year. The Governance Committee does not currently have procedures in place for the consideration of nominees recommended by Shareholders.


     The following table sets forth certain information concerning each Board member, nominee for Trustee and executive officer of HighMark Funds.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                        HIGHMARK
                                                  TERM OF                                 FUNDS           OTHER
                                                 OFFICE AND                              COMPLEX      DIRECTORSHIPS
                                                 LENGTH OF                             OVERSEEN BY       HELD BY
NAME, ADDRESS,            POSITION(S) HELD WITH     TIME     PRINCIPAL OCCUPATION(S)      BOARD           BOARD
DATE OF BIRTH(1)               THE COMPANY       SERVED(2)     DURING PAST 5 YEARS      MEMBER(3)       MEMBER(4)
----------------          ---------------------  ----------  -----------------------  -------------   -------------
INDEPENDENT BOARD
 MEMBERS
David Benkert             Nominee for Trustee    N/A         From April 1, 1992 to         N/A         None
 DOB: 6/6/57                                                 present, Principal,
                                                             Navigant Consulting,
                                                             Inc. (Financial
                                                             Consulting --
                                                             Healthcare).
Thomas L. Braje           Trustee                Since       Prior to retirement in         14         None
 DOB: 6/7/43                                     06/87       October 1996, Vice
                                                             President and Chief
                                                             Financial Officer of
                                                             Bio Rad Laboratories,
                                                             Inc.
David A. Goldfarb         Trustee                Since       Partner, Goldfarb &            14         None
 DOB: 8/2/42                                     06/87       Simens, Certified
                                                             Public Accountants.
Joseph C. Jaeger          Trustee, Chairman of   Since       Prior to retirement in         14         None
 DOB: 8/2/35              the Board              06/87       June 1998, Senior Vice
                                                             President and Chief
                                                             Financial Officer,
                                                             Delta Dental Plan of
                                                             California.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                        HIGHMARK
                                                  TERM OF                                 FUNDS           OTHER
                                                 OFFICE AND                              COMPLEX      DIRECTORSHIPS
                                                 LENGTH OF                             OVERSEEN BY       HELD BY
NAME, ADDRESS,            POSITION(S) HELD WITH     TIME     PRINCIPAL OCCUPATION(S)      BOARD           BOARD
DATE OF BIRTH(1)               THE COMPANY       SERVED(2)     DURING PAST 5 YEARS      MEMBER(3)       MEMBER(4)
----------------          ---------------------  ----------  -----------------------  -------------   -------------
Michael L. Noel           Trustee                Since       President, Noel                14         Avista Corp.
 DOB: 4/5/41                                     12/98       Consulting Company                        (AVA)
                                                             since 1998. Senior
                                                             Advisor, Saber Partners
                                                             (financial advisory
                                                             firm) since 2002.
                                                             Member, Board of
                                                             Directors, Avista Corp.
                                                             (utility company),
                                                             since January 2004.
                                                             Member, Board of
                                                             Directors, SCAN Health
                                                             Plan, since 1997. From
                                                             April 1997 to December
                                                             1998, Member of
                                                             HighMark Funds Advisory
                                                             Board.
Robert M. Whitler         Trustee                Since       Prior to retirement in         14         None
 DOB: 9/11/38                                    12/98       1996, Executive Vice
                                                             President and Chief
                                                             Trust Officer of Union
                                                             Bank of California,
                                                             N.A. From April 1997 to
                                                             April 2002, Director,
                                                             Current Income Shares,
                                                             Inc. (closed-end
                                                             investment company).
                                                             From April 1997 to
                                                             December 1998, Member
                                                             of HighMark Funds
                                                             Advisory Board.
OFFICERS
James Volk                President              Since       Senior Operations             N/A         N/A
 530 East Swedesford                             11/03       Officer, SEI
 Road                                                        Investments, Fund
 Wayne, PA 19087                                             Accounting and
 DOB: 8/28/62                                                Administration since
                                                             1996. From 1993 until
                                                             1996, Mr. Volk served
                                                             as Assistant Chief
                                                             Accountant for the U.S.
                                                             Securities and Exchange
                                                             Commission. Prior to
                                                             1996, he was an Audit
                                                             Manager for Coopers &
                                                             Lybrand LLP from 1985
                                                             until 1993.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                        HIGHMARK
                                                  TERM OF                                 FUNDS           OTHER
                                                 OFFICE AND                              COMPLEX      DIRECTORSHIPS
                                                 LENGTH OF                             OVERSEEN BY       HELD BY
NAME, ADDRESS,            POSITION(S) HELD WITH     TIME     PRINCIPAL OCCUPATION(S)      BOARD           BOARD
DATE OF BIRTH(1)               THE COMPANY       SERVED(2)     DURING PAST 5 YEARS      MEMBER(3)       MEMBER(4)
----------------          ---------------------  ----------  -----------------------  -------------   -------------
Peter Golden              Controller and Chief   Since       Director of Mutual Fund       N/A         N/A
 530 East Swedesford      Financial Officer      09/01       Services, employee of
 Road                                                        the Administrator since
 Wayne, PA 19087                                             June 2001. From March
 DOB: 6/27/64                                                2000 to 2001, Vice
                                                             President of Funds
                                                             Administration for J.P.
                                                             Morgan Chase & Co. From
                                                             1997 to 2000, Vice
                                                             President of Pension
                                                             and Mutual Fund
                                                             Accounting for Chase
                                                             Manhattan Bank.
John C. Munch             Vice President and     Since       Vice President and            N/A         N/A
 One Freedom Valley       Secretary              12/01       Assistant Secretary of
 Drive                                                       the Administrator and
 Oaks, PA 19456                                              Distributor since
 DOB: 5/7/71                                                 November 2001. From
                                                             1998-2001, associate at
                                                             Howard, Rice,
                                                             Nemerovski, Canady,
                                                             Falk & Rabkin. From
                                                             1996-1998, associate at
                                                             Seward & Kissel.
Lydia A. Gavalis          Vice President and     Since       Vice President and            N/A         N/A
 One Freedom Valley       Assistant Secretary    06/98       Assistant Secretary of
 Drive                                                       the Administrator since
 Oaks, PA 19456                                              1998. Vice President of
 DOB: 6/5/64                                                 the Distributor (1998-
                                                             2003); Assistant
                                                             Secretary of the
                                                             Distributor (1998-
                                                             Present). Prior to
                                                             1998, Assistant General
                                                             Counsel and Director of
                                                             Arbitration,
                                                             Philadelphia Stock
                                                             Exchange.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                        HIGHMARK
                                                  TERM OF                                 FUNDS           OTHER
                                                 OFFICE AND                              COMPLEX      DIRECTORSHIPS
                                                 LENGTH OF                             OVERSEEN BY       HELD BY
NAME, ADDRESS,            POSITION(S) HELD WITH     TIME     PRINCIPAL OCCUPATION(S)      BOARD           BOARD
DATE OF BIRTH(1)               THE COMPANY       SERVED(2)     DURING PAST 5 YEARS      MEMBER(3)       MEMBER(4)
----------------          ---------------------  ----------  -----------------------  -------------   -------------
Timothy D. Barto          Vice President and     Since       Employed by SEI               N/A         N/A
 One Freedom Valley       Assistant Secretary    03/00       Investments since
 Drive                                                       October 1999. Vice
 Oaks, PA 19456                                              President and Assistant
 DOB: 03/28/68                                               Secretary of the
                                                             Administrator since
                                                             December 1999. Vice
                                                             President of the
                                                             Distributor
                                                             (1999-2003); Assistant
                                                             Secretary of the
                                                             Distributor
                                                             (1999-Present).
                                                             Associate at Dechert,
                                                             Price & Rhoads (1997-
                                                             1999).
Christine McCullough      Vice President and     Since       Vice President and            N/A         N/A
 One Freedom Valley       Assistant Secretary    03/00       Assistant Secretary of
 Drive                                                       the Administrator since
 Oaks, PA 19456                                              November 1999. Vice
 DOB: 12/5/60                                                President and Assistant
                                                             Secretary of the
                                                             Distributor (1999-
                                                             2003). Associate at
                                                             White and Williams LLP
                                                             (1991-1999).
William E. Zitelli, Jr.   Vice President and     Since       Vice President and            N/A         N/A
 One Freedom Valley       Assistant Secretary    09/00       Assistant Secretary of
 Drive                                                       the Administrator since
 Oaks, PA 19456                                              September 2000. Vice
 DOB: 6/14/68                                                President of the
                                                             Distributor
                                                             (2000-2003); Assistant
                                                             Secretary of the
                                                             Distributor
                                                             (2000-Present). From
                                                             1998 to 2000, Vice
                                                             President, Merrill
                                                             Lynch & Co. Asset
                                                             Management Group. From
                                                             1997 to 1998,
                                                             Associate, Pepper
                                                             Hamilton LLP.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                        HIGHMARK
                                                  TERM OF                                 FUNDS           OTHER
                                                 OFFICE AND                              COMPLEX      DIRECTORSHIPS
                                                 LENGTH OF                             OVERSEEN BY       HELD BY
NAME, ADDRESS,            POSITION(S) HELD WITH     TIME     PRINCIPAL OCCUPATION(S)      BOARD           BOARD
DATE OF BIRTH(1)               THE COMPANY       SERVED(2)     DURING PAST 5 YEARS      MEMBER(3)       MEMBER(4)
----------------          ---------------------  ----------  -----------------------  -------------   -------------
John Munera               Vice President and     Since       AML Compliance Officer        N/A         N/A
 One Freedom Valley       Assistant Secretary    09/02       of the Administrator
 Drive                                                       and Distributor since
 Oaks, PA 19456                                              2000. Supervising
 DOB: 1/14/63                                                examiner at Federal
                                                             Reserve Bank of
                                                             Philadelphia from 1998
                                                             to 2000.
Teresita Ching            Vice President and     Since       Vice President, Chief         N/A         N/A
 475 Sansome Street       Assistant Secretary    09/02       Compliance Officer and
 San Francisco, CA 94111                                     Assistant Secretary of
 DOB: 2/29/44                                                the Adviser since
                                                             December 2002. From
                                                             June 2000 to December
                                                             2002, Vice President
                                                             and Senior Compliance
                                                             Officer of the Adviser.
                                                             From March 1999 to
                                                             February 2000, Senior
                                                             Examiner, Federal
                                                             Reserve Bank, San
                                                             Francisco. From
                                                             December 1997 to
                                                             December 1998, Vice
                                                             President and Project
                                                             Manager, BancBoston
                                                             Robertson Stephens.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                        HIGHMARK
                                                  TERM OF                                 FUNDS           OTHER
                                                 OFFICE AND                              COMPLEX      DIRECTORSHIPS
                                                 LENGTH OF                             OVERSEEN BY       HELD BY
NAME, ADDRESS,            POSITION(S) HELD WITH     TIME     PRINCIPAL OCCUPATION(S)      BOARD           BOARD
DATE OF BIRTH(1)               THE COMPANY       SERVED(2)     DURING PAST 5 YEARS      MEMBER(3)       MEMBER(4)
----------------          ---------------------  ----------  -----------------------  -------------   -------------
Michelle South            Vice President and     Since       Vice President,               N/A         N/A
 475 Sansome Street       Assistant Secretary    03/03       Bankwide Anti- Money
 San Francisco, CA 94111                                     Laundering Coordinator
 DOB: 12/5/59                                                and Bank Secrecy Act
                                                             Officer for Union Bank
                                                             of California (UBOC)
                                                             since 2001. Prior to
                                                             2001, Operations/
                                                             Compliance for Bank of
                                                             America for 24 years,
                                                             10 of those years in
                                                             Operations/ Compliance
                                                             Policies and Procedures
                                                             and 2 of those years in
                                                             Liability Risk
                                                             Management.
Cori Daggett              Vice President and     Since       Vice President and            N/A         N/A
 One Freedom Valley       Assistant Secretary    12/03       Assistant Secretary of
 Drive                                                       the Administrator and
 Oaks, PA 19456                                              Distributor since
 DOB: 10/3/61                                                January 2003.
                                                             Associate, Drinker,
                                                             Biddle & Reath from
                                                             1998 to 2003.

---------------

(1) Each Trustee may be contacted by writing to the Trustee c/o HighMark Funds, 1 Freedom Valley Drive, Oaks, PA 19456.

(2) Each Trustee shall hold office during the lifetime of the Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

    The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified in accordance with the Trust's by-laws.

(3) The "HighMark Funds Complex" consists of all registered investment companies for which HighMark Capital Management, Inc. serves as investment adviser.

(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

     The following table discloses the dollar range of equity securities beneficially owned by each Trustee and nominee for Trustee (i) in each Fund and
(ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust as of December 31, 2003.

                                                                              AGGREGATE DOLLAR RANGE OF
                                                                              EQUITY SECURITIES IN ALL
                                                                                REGISTERED INVESTMENT
                                                                            COMPANIES OVERSEEN BY TRUSTEE
                                                 DOLLAR RANGE OF EQUITY        IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                                  SECURITIES IN THE FUNDS              COMPANIES
---------------                                  -----------------------   -------------------------------
David Benkert.........                                          None                          None
Thomas L. Braje.......  Small Cap Value Fund        > $      100,000*             > $      100,000*
                        California                  > $      100,000*
                        Intermediate Tax-Free
                        Bond Fund
David A. Goldfarb.....  Diversified Money           $50,001-$100,000              > $      100,000*
                        Market Fund
                        Large Cap Growth Fund       $ 10,001-$50,000
                        Large Cap Value Fund        > $      100,000*
                        Small Cap Value Fund        $ 10,001-$50,000
                        Value Momentum Fund         $ 10,001-$50,000
                        Balanced Fund               $50,001-$100,000
                        Core Equity Fund            $ 10,001-$50,000
                        Small Cap Growth Fund       $ 10,001-$50,000
Joseph C. Jaeger......  Large Cap Value Fund        $ 10,001-$50,000              $ 10,001-$50,000
Michael L. Noel.......  Core Equity Fund            $      1-$10,000              $50,000-$100,000
                        Large Cap Value Fund        $ 10,001-$50,000
                        Small Cap Growth Fund       $      1-$10,000
                        Small Cap Value Fund        $ 10,001-$50,000
                        Value Momentum Fund         $ 10,001-$50,000
Robert M. Whitler.....  Small Cap Value Fund        $ 10,001-$50,000              $ 10,001-$50,000
                        Large Cap Growth Fund       $  1,001-$10,000
                        Value Momentum Fund         $ 10,001-$50,000

---------------

*  denotes greater than

     As of December 31, 2003, none of the independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust. Mr. Goldfarb has an unsecured line of credit with Union Bank of California, a sister company of the Funds' investment advisor, HighMark Capital Management, Inc., with a limit of $100,000 and an interest rate of 1% over the prime rate. As of December 31, 2003, the amount outstanding was $46,000. The largest amount outstanding at any time during the two most recently completed calendar years is $50,000. Goldfarb & Simens, an accounting firm of which Mr. Goldfarb is a partner, has an unsecured line of credit with Union Bank of California with a limit of $600,000 and an interest rate of 1% over the prime rate. The line of credit was obtained in 1987 and the largest amount outstanding at any time was $525,000. As of December 31, 2003, the amount outstanding was $400,000. Mr. Whitler is paid an annual stipend from a deferred compensation plan that he elected to participate in while an employee of Union Bank of California prior to his retirement in 1996. As of December 31, 2003, the amount outstanding in the deferred compensation account was $495,000. Mr. Whitler received payments from the deferred compensation account totaling $97,844 and $98,167 for the years ended December 31, 2003 and 2002, respectively. Mr. Whitler expects to receive annual payments from the account of approximately $95,000 for 2004, $70,000 for 2005-2008, $60,000 for 2009 and 2010 and $45,000 for 2011. Within the past five years, Mr. Whitler has owned options to purchase 3,000 shares of common stock of UnionBanCal Corporation ("UnionBanCal"), the parent of Union Bank for California and HighMark Capital Management, which were exercised on January 4, 1999 for a realized gain of $67,175, and 2,267 shares of common stock of UnionBanCal held in a 401(k) plan, which were sold on November 30, 1999 for a realized gain of $99,748. Mr. Whitler does not currently own UnionBanCal stock or options to purchase such stock and has not held these securities since November 1999.


     The Trustees of HighMark Funds receive quarterly retainer fees and fees and expenses for each meeting of the Board of Trustees attended. During the fiscal year ended July 31, 2003, fees paid to the independent Trustees for their services as Trustees aggregated $169,035. The following table sets forth information concerning fees paid and retirement benefits accrued during the fiscal year ended July 31, 2003:

                                         PENSION OR
                                         RETIREMENT                      TOTAL
                                          BENEFITS                    COMPENSATION
                                         ACCRUED AS     ESTIMATED      FROM FUND
                           AGGREGATE      PART OF        ANNUAL         COMPLEX
NAME OF                   COMPENSATION      FUND      BENEFITS UPON     PAID TO
TRUSTEE                    FROM GROUP     EXPENSES     RETIREMENT       TRUSTEE
-------                   ------------   ----------   -------------   ------------
Thomas L. Braje.........    $27,625         None          None          $27,625
David A. Goldfarb.......    $27,500         None          None          $27,500
Joseph C. Jaeger........    $27,625         None          None          $27,625
Frederick J. Long.......    $29,375         None          None          $29,375
Michael L. Noel.........    $29,660         None          None          $29,660
Robert M. Whitler.......    $27,250         None          None          $27,250

     The following table lists the officers of HighMark Funds who hold positions with affiliated persons or the principal underwriter of HighMark Funds:

                               POSITION HELD WITH AFFILIATED PERSON OR
NAME                                    PRINCIPAL UNDERWRITER
----                        ---------------------------------------------
Timothy D. Barto.........   SEI Investments Global Funds Services, Vice
                            President and Assistant Secretary
Teresita Ching...........   HighMark Capital Management, Vice President,
                            Chief Compliance Officer and Assistant
                            Secretary
James Volk...............   SEI Investments Global Funds Services, Senior
                            Operations Officer
Lydia A. Gavalis.........   SEI Investments Global Funds Services, Vice
                            President and Assistant Secretary
Peter Golden.............   SEI Investments Global Funds Services,
                            Director of Mutual Fund Services
Christine McCullough.....   SEI Investments Global Funds Services, Vice
                            President and Assistant Secretary
John C. Munch............   SEI Investments Global Funds Services, Vice
                            President and Assistant Secretary
John Munera..............   SEI Investments Global Funds Services, AML
                            Compliance Officer
Michelle South...........   Union Bank of California, Vice President,
                            Bankwide Anti-Money Laundering Coordinator
                            and Bank Secrecy Officer
William E. Zitelli,         SEI Investments Global Funds Services, Vice
  Jr. ...................   President and Assistant Secretary
Cori Daggett.............   SEI Investments Global Funds Services, Vice
                            President and Assistant Secretary

REQUIRED VOTE

     A plurality of the votes cast in person or by proxy at the Special Meeting is required for the election of each Trustee. Shareholders of all Funds will vote together as a single class on Proposal 1.

                                   PROPOSAL 2

                 AMENDMENT, RECLASSIFICATION OR ELIMINATION OF
                    CERTAIN FUNDAMENTAL INVESTMENT POLICIES

     Each of the Funds has adopted investment policies that limit the nature and extent of the securities in which the Fund may invest. Under the 1940

Act, certain policies can only be changed by a vote of the shareholders of the affected fund, and are considered "fundamental." Policies governing certain matters are required by the 1940 Act to be fundamental, while other policies may be designated as fundamental at the election of the Fund. A number of the HighMark Funds' existing fundamental investment policies were adopted in response to legal, regulatory, business, or industry requirements or conditions that in many cases no longer prevail. HighMark Funds' management recommended changes to the Funds' investment policies that are designed to meet fully the requirements of the 1940 Act and the rules and regulations thereunder while providing the Funds' adviser and sub-advisers increased flexibility to respond to changes in the regulatory and economic landscape. HighMark Funds' management has indicated that it has no present intention of changing the investment process or portfolio of any Fund if the investment policies are modified as proposed. Rather, the modifications will help minimize the costs and delays that would be associated with holding future shareholders' meetings to revise fundamental investment policies and restrictions that have become outdated or inappropriate. These changes are also intended to standardize the policies across Funds, which will help the adviser and sub-advisers more efficiently and more easily monitor the Funds' compliance with applicable SEC regulations and other restrictions on investments.

     At a meeting on December 10, 2003, HighMark Funds' Board of Trustees approved the proposed changes to the Funds' fundamental investment policies and recommends that Shareholders of the affected Funds vote to approve each proposal. In certain cases, the Board is recommending that the language of a fundamental investment restriction or objective be modified. In other cases, the Board is recommending that a policy be reclassified as non-fundamental, or that it be eliminated altogether as unnecessarily restrictive. The Board of Trustees can change a non-fundamental investment policy without shareholder approval. Following is a summary and discussion of the proposed changes. The applicable current fundamental investment policies of the Funds and the proposed changes to them are listed in tabular form in Appendix A to this Proxy Statement.

PROPOSAL 2A

  AMENDMENT AND RECLASSIFICATION OF RESTRICTIONS ON INVESTMENT IN COMMODITIES; OIL, GAS OR MINERAL EXPLORATION LEASES OR DEVELOPMENT PROGRAMS; AND REAL ESTATE

     Section 8(b)(1)(F) of the 1940 Act and Item 12(c)(1)(v) of Form N-1A (the SEC's statement of certain disclosure requirements that apply to mutual funds) require each Fund to set forth a fundamental policy regarding the purchase and sale of commodities and real estate. Currently, several of the Funds have investment policies that restrict their ability to purchase and sell commodities and real estate, but carve out certain exceptions for options and futures contracts and/or securities secured by real estate or interests therein. The Board of Trustees is recommending that these policies be modified to standardize these policies across all Funds and conform the restrictions to the federal statutory and regulatory requirements. As modified, the policies would provide that each Fund may:

     "purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations."

     In addition, the Board has approved the adoption by each Fund that has not already done so of a non-fundamental investment restriction providing that the Fund may not:

     "purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses). However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, securities or loans secured by interests in real estate, commodities or commodities contracts."

     Additionally, some of the Funds have fundamental investment policies against investing in "oil, gas or mineral exploration leases or development programs." There is no federal requirement for such restrictions. The Funds' policies are based on no longer applicable laws and regulations of several states. The Board is recommending that these policies be eliminated.

PROPOSAL 2B

 AMENDMENT AND RECLASSIFICATION OF RESTRICTIONS ON BORROWING AND LENDING MONEY, ISSUING SENIOR SECURITIES, PLEDGING, MORTGAGING OR HYPOTHECATING ASSETS, MARGIN TRANSACTIONS, SHORT SALES, JOINT PARTICIPATION IN SECURITIES TRADING ACCOUNTS, AND UNDERWRITING SECURITIES

     a.  Issuing senior securities/borrowing

     Section 8(b)(1)(B) and (C) of the 1940 Act and Item 12(c)(1)(i) and (ii) of Form N-1A require each Fund to set forth a fundamental policy indicating the extent to which the Fund may borrow money and issue senior securities. Under
Section 18(f)(1) of the 1940 Act, the Funds may not issue senior securities, except the Funds may borrow for any purpose up to 33 1/3% of total assets. Currently, some of the Funds have, as specified in Appendix A, policies more restrictive than the federal requirement limiting the Fund's borrowing authority to 10% of total assets. The Board is recommending that these Funds increase the allowable amounts that can be borrowed to permit borrowings of up to 33 1/3% of total assets. The proposed change would standardize these policies across all Funds and conform them to the statutory and regulatory requirements, providing that each Fund may:

     "issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations;" and

     "lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations."

     Additionally, the Board has approved the adoption by each Fund of a non-fundamental policy on borrowing, or the modification of an existing non-fundamental policy as the case may be, to provide that the Fund may not:

     "borrow money or issue senior securities, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing."

     b.  Lending

     Section 8(b)(1)(G) of the 1940 Act and Item 12(c)(1)(vi) of Form N-1A require each Fund to set forth a fundamental policy indicating the extent to which the Fund may make loans. The 1940 Act imposes certain limitations on the ability of investment companies to make loans. The proposed changes would standardize the policies across all Funds and conform them to the statutory and regulatory requirements, providing that each Fund may:

     "lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations."

     c.  Underwriting securities


     Section 8(b)(1)(D) of the 1940 Act and Item 12(c)(1)(iii) of Form N-1A require each Fund to set forth a fundamental policy regarding underwriting securities. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, a Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC staff interpretations have clarified, however, that re-sales of privately placed securities by institutional investors, such as the Funds, do not make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances a Fund may be deemed to be an underwriter of its own securities. Currently, some of the Funds have fundamental restrictions relating to underwriting that prohibit the Fund from acting as an underwriter but are inconsistent in clarifying whether a Fund may sell securities that it owns or sell its own shares in those limited circumstances where such activities might cause the Fund to be deemed to be an underwriter.


     Accordingly, the Board is proposing that these policies be modified. The proposed change would standardize these policies across all Funds and conform them to the statutory and regulatory requirements, providing that each Fund may:

     "underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations."

     d.  Pledging, mortgaging or hypothecating assets


     Some Funds, as specified in Appendix A, have fundamental investment policies limiting or prohibiting the pledging, mortgaging or hypothecating of Fund assets. This restriction was derived from Ohio blue sky regulations that are no longer in effect, and there is no comparable federal requirement. Accordingly, the Board is recommending that fundamental policies on pledging, mortgaging or hypothecating of securities be eliminated, as they would preclude, among other things, a Fund from entering into futures contracts and options on futures and pledging its assets deposited as margin for those positions. The Board has approved the elimination of similar non-fundamental policies.

     e.  Margin transactions

     Section 12(a)(1) of the 1940 Act makes it unlawful for an investment company, in contravention of any applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for the clearance of transactions. However, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental investment policy regarding this matter. Similarly, while Item 12(b) of Form N-1A requires a description of any fundamental policy that a fund may have with respect to principal investment strategies and risks, instruction 3 to Item 4 excludes a negative strategy (e.g., a strategy not to invest in a particular type of security) from the definition of a principal investment strategy.

     Accordingly, the Board is recommending that the Funds' restrictions on margin lending be eliminated as fundamental and modified and restated as a non-fundamental policy. The non-fundamental policy would reflect the exception for clearing transactions that is permitted under the 1940 Act and the exception currently used by many mutual funds for margin deposits in connection with options, futures and forwards. The Board has approved the adoption by each Fund of a new non-fundamental policy, or the modification of its current non-fundamental policy as the case may be, to provide that each Fund may not:

        "purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments."

     f.  Short sales

     Section 12(a)(3) of the 1940 Act makes it unlawful for an investment company, in contravention of applicable SEC rules or orders, to effect a short sale of any security, except in connection with an underwriting in which the fund is a participant. Also, as stated in Guide 9 to former Form N-1A, the SEC staff has viewed a short sale, other than a short sale "against the box," as the creation of a senior security. (A short sale "against the box" is a short sale of a security that the seller also owns or has the right to acquire.) As with margin transactions, however, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental investment policy regarding this matter. Also, Guide 3 and Guide 9 to former Form N-1A, taken together, only require the description of any fundamental policy with respect to short sales if such policy exists.

     Accordingly, the Board is recommending that the Funds' restrictions on short selling be eliminated as fundamental and modified and restated as a non-fundamental policy. The non-fundamental policy would reflect the exception for short sales "against the box" that is permitted under the SEC staff interpretation of the 1940 Act. The Board has approved the adoption by each Fund of a new non-fundamental policy, or the modification of its current non-fundamental policy as the case may be, to provide that each Fund may not:

     "sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions."

     g.  Joint participation in securities trading accounts

     Some Funds, as specified in Appendix A, have fundamental investment policies prohibiting joint participation in securities trading accounts. The restriction is derived from Section 12(a)(2) of the 1940 Act, which makes it unlawful for an investment company, in contravention of applicable SEC rules or order, to participate on a joint and several basis in any trading account in securities, except in connection with an underwriting in which such registered investment company is a participant. However, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental policy regarding this matter. Accordingly, the Board is recommending that this fundamental policy be eliminated.

PROPOSAL 2C

  AMENDMENT OF RESTRICTIONS REGARDING DIVERSIFICATION OF INVESTMENT

     Under Section 5(b)(1) of the 1940 Act, an investment company that is a "diversified company" may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its instrumentalities) if, as a result, as to 75% of its total assets, more than 5% of the value of the fund's total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. As indicated in Appendix A, some of the Funds' current fundamental investment policies explicitly specify the allowable percentages. The proposed changes would standardize the policies across all Funds and conform the restriction directly to the statutory requirements, providing that each Fund may:

     "purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment

     Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time."

PROPOSAL 2D

  AMENDMENT OF RESTRICTIONS ON CONCENTRATION OF INVESTMENT IN A PARTICULAR INDUSTRY

     Under the 1940 Act, an investment company that concentrates its investments in a particular industry or group of industries is subject to certain limitations. Although "concentration" has not been defined in the statute, the SEC has generally regarded a fund to concentrate its investments in a particular industry or group of industries if the fund invests 25% or more of its net assets in issuers whose principal business is in that industry or industries. The investment policies of certain Funds are intended to avoid concentration, and a number of the Funds currently have fundamental policies that set forth an explicit 25% limitation, with certain specified exceptions, as indicated in Appendix A. The proposed changes would standardize the policies across all Funds and conform the restriction directly to the statutory requirements, providing that each Fund may not:

     "concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations, provided that there is no limitation with respect to domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by such bank instruments."

PROPOSAL 2E

  AMENDMENT OF THE FUNDAMENTAL INVESTMENT OBJECTIVE OF THE LARGE CAP VALUE FUND

     The current investment objective of HighMark Large Cap Value Fund is "to seek total return on investments, with dividend income as an important component of that return. A secondary goal is a low level of price volatility." The Board is recommending that the investment objective be revised to "to seek long-term capital appreciation." This proposal is intended to simplify the Large Cap Value Fund's investment objective, making it more comparable to those of other mutual funds with similar investment strategies. Consistent with the Fund's existing investment policy, the Large Cap Value Fund invests primarily in equity securities of large U.S. companies with market capitalizations within the range of the companies in the S&P 500 Index that the Fund's sub-adviser believes have the potential to provide capital appreciation. The proposed change to the policy will give the Fund greater flexibility to invest in stocks with the highest prospects for long-term growth, without regard to dividend income and price volatility.

PROPOSAL 2F

  RECLASSIFICATION OF RESTRICTIONS ON INVESTMENTS OF THE 100% U.S. TREASURY MONEY MARKET FUND

     The 100% U.S. Treasury Money Market Fund currently has a fundamental investment restriction that provides that the Fund may not:

     "purchase securities other than short-term obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury."

     Under the 1940 Act, this policy is not required to be fundamental, and the Board is proposing that it be reclassified as non-fundamental. This recommendation is not intended to reflect any current or contemplated change in the investment strategy of the Fund, but is rather intended to provide for greater flexibility for the Fund to respond to possible future investment opportunities. Under current SEC rules, shareholders would have to receive at least 60 days' prior written notice of any change in the new non-fundamental policy.

PROPOSAL 2G

  RECLASSIFICATION OF RESTRICTIONS ON INVESTMENTS OF THE U.S. GOVERNMENT MONEY MARKET FUND

     The U.S. Government Money Market Fund currently has a fundamental investment policy that provides that the Fund may not:

     "purchase securities other than U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (such as obligations issued by the Government National Mortgage Association and the Export-Import Bank of the United States) some of which may be subject to repurchase agreements."

     Under the 1940 Act, this policy is not required to be fundamental, and the Board recommends that it be reclassified as non-fundamental. In addition, the Board is recommending that the restriction be modified to state that:

     "under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, or its agencies and instrumentalities."

     Under current SEC rules, shareholders would have to receive at least 60 days' prior written notice of any change in the new non-fundamental policy.

PROPOSAL 2H

  ELIMINATION OF RESTRICTIONS ON INVESTING FOR PURPOSES OF EXERCISING CONTROL OR MANAGEMENT

     As specified in Appendix A, several Funds have fundamental investment policies providing that the Fund may not invest in companies for the purpose of "exercising control or management." Guide 16 to former Form N-1A required disclosure on this subject to the extent that a fund intends to invest in companies for the purpose of exercising control, as defined in Section 2(a)(9) of the 1940 Act. There is no requirement, however, that a fund have an affirmative policy on this subject if it does not intend to make investments for the purposes of exercising control, or that any policy that it does have be categorized as fundamental. The Board is recommending that this fundamental investment policy be eliminated, and it has approved the elimination of similar non-fundamental investment policies.

PROPOSAL 2I

  ELIMINATION OF RESTRICTIONS ON PURCHASING SECURITIES IN WHICH CERTAIN AFFILIATED PERSONS ALSO INVEST

     As specified in Appendix A, several Funds have fundamental investment policies providing that the Fund may not:

          "purchase or retain securities of any issuer if the officers or Trustees of HighMark Funds or the officers or directors of its investment advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities."

     This limitation was derived from Ohio blue sky laws and regulations that are no longer in effect and was apparently intended to limit conflicts of interest and affiliated transactions. The Board believes this policy is unnecessary and unduly burdensome, because the Funds are subject to the extensive affiliated transaction provisions of the 1940 Act and the conflict of interest provisions of the applicable Codes of Ethics. The Board is recommending that this fundamental policy be eliminated, and it has approved the elimination of similar non-fundamental investment policies.

PROPOSAL 2J

  ELIMINATION OF RESTRICTIONS ON WRITING, BUYING OR SELLING OPTIONS

     The Money Market Funds currently have fundamental investment policies that restrict the ability of the Funds to write or sell puts, calls, straddles, spreads, or combinations thereof, or to acquire puts. The 1940 Act does not require a Fund to adopt a fundamental investment policy regarding writing, buying or selling options, except to the extent that these transactions may result in the creation of senior securities. The Board is recommending that these policies be eliminated.

PROPOSAL 2K

 ELIMINATION OF RESTRICTIONS ON BUYING CERTAIN STOCKS AND BONDS

     The Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund each currently have a fundamental policy prohibiting them from buying "common stocks or voting securities, or state, municipal or private activity bonds." This fundamental policy is not required, and, accordingly, the Board is recommending its elimination.

REQUIRED VOTE

     To be effective with respect to any Fund, each of Proposals 2A through 2K must receive the affirmative vote of "a majority of the outstanding voting securities" of the particular Fund entitled to vote on the proposal, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, and
(b) more than 50% of the outstanding Shares of the Fund.

                             ADDITIONAL INFORMATION

                          OTHER MATTERS AND DISCRETION
                         OF PERSONS NAMED IN THE PROXY

     While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business that the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

     If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its or their approval have been received.

INVESTMENT ADVISER

     The Funds' investment adviser is HighMark Capital Management, Inc. ("HCM"), which has its principal business offices at 475 Sansome Street, San Francisco, CA 94111. HCM is a wholly-owned subsidiary of UnionBanCal Corporation, which has its principal business offices at 400 California Street, San Francisco, California 94104. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi, Ltd., a subsidiary of Mitsubishi Tokyo Financial Group. The Bank of Tokyo-Mitsubishi, Ltd. has its principal business offices at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8388, Japan, and Mitsubishi Tokyo Financial Group has its principal business offices at 26F Marunouchi Bldg, 4-1, Marunouchi 2-Chome, Chiyoda-ku, Tokyo 100-6326, Japan.

ADMINISTRATOR

     SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust with its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Trust's administrator. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator.

DISTRIBUTOR

     SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments with its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as distributor to the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS

     HighMark Funds has retained Deloitte and Touche LLP ("D&T") as its independent public accountants for the fiscal year ending July 31, 2004. Representatives of D&T are not expected to be at the Special Meeting but are expected to be available by telephone should the need for consultation arise. Representatives of D&T shall have the opportunity to make a statement at the Special Meeting if they desire to do so.

     AUDIT FEES. The aggregate fees billed by D&T for professional services rendered in connection with the audit of the Trust's annual financial statements for the fiscal year ended July 31, 2003 were approximately $270,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. For the fiscal year ended July 31, 2003, D&T received no fees for financial information systems design and implementation on behalf of the Trust, nor for the fiscal year ended December 31, 2002 on behalf of HCM or its affiliates.

     ALL OTHER FEES. The aggregate fees billed by D&T for all other non-audit services rendered on behalf of the Funds for the fiscal year ended July 31, 2003, which consisted of three independent security counts performed in fulfillment of the requirements of Section 17(f)(2) of the 1940 Act, were approximately $19,800. For the fiscal ended December 31, 2002, the aggregate fees billed by D&T to HCM and its affiliates were approximately $1,644,000 for audit services and $1,819,000 for non-audit services, including tax consulting. The Trust's Audit Committee has considered the non-audit services provided to the Trust and HCM and its affiliates as described above and has determined that these services are compatible with maintaining D&T's independence.

SHARE OWNERSHIP INFORMATION

     As of January 12, 2004, HighMark Funds believes that the trustees and officers of HighMark Funds, as a group, owned less than one percent of the Shares of any Fund of HighMark Funds. As of January 12, 2004, SelectBenefit UBOC 401(k) Plan beneficially owned 27.76% of the outstanding voting securities of the HighMark Balanced Fund.

     As of January 12, 2004, HighMark Funds believes that Union Bank of California was the shareholder of record of 100.00% of the Fiduciary Shares of the Core Equity Fund, 99.82% of the Fiduciary Shares of the Large Cap Growth Fund, 99.47% of the Fiduciary Shares of the Large Cap Value Fund, 99.97% of the Fiduciary Shares of the Balanced Fund, 99.80% of the Fiduciary Shares of the Bond Fund, 83.72% of the Fiduciary Shares of the California Intermediate Tax-Free Bond Fund, 100.00% of the Fiduciary Shares of the National Intermediate Tax-Free Bond Fund, 99.41% of the Fiduciary Shares of the Value Momentum Fund, 100.00% of the Fiduciary Shares of the Small Cap Growth Fund, 94.01% of the Fiduciary Shares of the Small Cap Value Fund, 100.00% of the Fiduciary Shares of the U.S. Government Money Market Fund, 99.99% of the Fiduciary Shares of the Diversified Money Market Fund, 100.00% of the Fiduciary Shares of the 100% U.S. Treasury Money Market Fund, and 99.99% of the Fiduciary Shares of the California Tax-Free Money Market Fund.


     As of January 12, 2004, HighMark Funds believes that Union Bank of California had investment authority with respect to 99.50% of the Core Equity Fund Fiduciary Shares, 62.29% of the Large Cap Growth Fund Fiduciary Shares, 46.27% of the Large Cap Value Fund Fiduciary Shares, 4.43% of the Balanced Fund Fiduciary Shares, 66.71% of the Bond Fund Fiduciary Shares, 82.53% of the California Intermediate Tax-Free Bond Fund Fiduciary Shares, 98.08% of the National Intermediate Tax-Free Bond Fund Fiduciary Shares, 40.84% of the Value Momentum Fund Fiduciary Shares, 100.00% of the Small Cap Growth Fund Fiduciary Shares, 83.08%of the Small Cap Value Fund Fiduciary Shares, 4,23% of the U.S. Government Money Market Fund Fiduciary Shares,18.97% of the Diversified Money Market Fund Fiduciary Shares, 6.14% of the 100% U.S. Treasury Money Market Fund Fiduciary Shares, and 38.19% of the California Tax-Free Money Market Fund Fiduciary Shares.

     The table below indicates each additional person known by HighMark Funds to own beneficially 5% or more of the Shares of the following Funds of HighMark Funds as of January 12, 2004.


                               NAME AND ADDRESS OF BENEFICIAL   AMOUNT AND NATURE OF    PERCENT OF
FUND AND CLASS OF SHARES                   OWNER                BENEFICIAL OWNERSHIP      CLASS
------------------------       ------------------------------   ---------------------   ----------
Balanced Fund -- Fiduciary
 Shares......................  Select Benefit of UBOC 401(k)    2,851,180.059             30.64%
                               Plan
                               Union Bank of California         Voting Authority
                               Attn: Elaine Macey
                               400 California Street, 10th
                               Floor
                               San Francisco, CA 94104
                               SelectBenefit Spears 401(K)      633,609.736                6.81%
                               P/S
                               Spears Manufacturing Company
                               15853 Olden Street               Voting Authority
                               Sylmar, CA 91342-1249
                               Attn: Ms. Evelyn Rogers

                               NAME AND ADDRESS OF BENEFICIAL   AMOUNT AND NATURE OF    PERCENT OF
FUND AND CLASS OF SHARES                   OWNER                BENEFICIAL OWNERSHIP      CLASS
------------------------       ------------------------------   ---------------------   ----------
                               SelectBenefit So Cal Pipe        488,747.677                5.25%
                               Trades DC
                               So. California Pipe Trades       Voting Authority
                               501 Shatto Place, 5th Floor
                               Los Angeles, CA 90020-1713
Balanced Fund -- Class A.....  NFSC FEBO # 0BP-065668           64,338.084                11.00%
                               TY YEH Investments LP
                               A Partnership
                               2048 Studebaker Road
                               Long Beach, CA 90815-3539
Balanced Fund -- Class C.....  Suzanne M Markowsky &            5,881.962                  6.74%
                               David G Azoff TTEES
                               Azoff Family Trust U/A DTD
                               5/25/95
                               12845 Bond St
                               Overland Park, KS 66213-3561
                               NFSC FEBO # 0L5-622257           5,881.962                 28.72%
                               Union Bank of California Cust
                               IRA of Joe K Shintaku
                               Rollover
                               1349 3rd Ave
                               San Francisco, CA 94122-2718
Core Equity Fund -- Class
 A...........................  NFSC FEBO # PC1-115495           96,056.641                18.93%
                               Barbara and Andrew Leigh
                               Family
                               Andrew M Leigh
                               U/A 11/08/94
                               15961 Royal Oak Road
                               Encino, CA 91436-3911
Core Equity Fund -- Class
 C...........................  May F Smith TTEE                 1,099.123                  5.51%
                               FBO May F Smith Living Trust
                               UDT DTD 9-10-99
                               1733 Highland Oaks Dr
                               Arcadia, CA 91006-1736
                               Guarantee & Trust Co TTEE        1,617.223                  8.10%
                               FBO Robert A Nelsen IRA
                               Trust Dated 4-17-91
                               791 Springfield Ave
                               Ventura, CA 93004-2101
                               Marilyn Paller TTEE              7,556.468                 37.87%
                               FBO Marilyn & Leonard Paller
                               B Q-TIP TR UDT DTD 6-23-89
                               17340 Clark St
                               Encino, CA 91316-2510
                               Guarantee & Trust Co., TTEE      3,337.761                 16.73%
                               FBO Bruce R. Feirfeil
                               IRA/Rollover
                               Trust Dated 10-21-97
                               16909 Liggett St.
                               North Hills, CA 91343-2719
                               Vincent Joseph Curits TTEE       1,387.643                  6.95%
                               FBO Eleanor Curtis Trust
                               UA DTD 11/26/2002
                               6578 Bayberry St
                               Oak Park, CA 91377-1207

                               NAME AND ADDRESS OF BENEFICIAL   AMOUNT AND NATURE OF    PERCENT OF
FUND AND CLASS OF SHARES                   OWNER                BENEFICIAL OWNERSHIP      CLASS
------------------------       ------------------------------   ---------------------   ----------
                               Guarantee & Trust Co TTEE        4,121.710                 20.66%
                               FBO Marjory Alfe Spoehr
                               IRA R/O Frozen TR DTD
                               05/21/1984
                               P.O. Box 9777
                               Rancho Santa Fe, CA 92067-
                               4777
Large Cap Growth Fund --
 Fiduciary Shares............  NUMMI Hourly Retirement Plan     2,054,934.696              9.39%
                               New United Motor                 Voting and Investment
                               Manufacturing, Inc.              Authority
                               Attn: Jim Potts
                               45500 Fremont Blvd.
                               Fremont, CA 94538-6368
Large Cap Growth Fund --
 Class C.....................  NFSC FEBO # 0BP-118133           23,328.149                11.36%
                               Daniel Huntsman
                               Mary E Huntsman
                               **Collateral**
                               35 Berkeley Avenue
                               San Anselmo, CA 94960-1405
                               NFSC FEBO # 0L5-628727           26,247.770                12.78%
                               Union Bank of California Cust
                               IRA of David Miller
                               Rollover
                               1408 Hawthorne Ter
                               Berkeley, CA 94708-1804
Large Cap Value Fund --
 Fiduciary Shares............  SelectBenefit Komatsu Savings    1,293,174.092             15.93%
                               Plan
                               Komatsu America Corporation      Voting Authority
                               Attn: Robert Lyter
                               440 N. Fairway Dr.
                               Vernon Hills, IL 60061-1836
                               SelectBenefit Marubeni UBOC      667,705.132                8.23%
                               Directed
                               Marubeni America Corporation     Voting and Investment
                               Attn: Dawn Rotondo               Authority
                               450 Lexington Avenue
                               New York, NY 10017-3900
                               Mathilda Swall TW                499,160.412                6.15%
                               c/o Union Bank of California
                               Attn: Sue Boone                  Voting and Investment
                               700 L Street                     Authority
                               Sacramento, CA 95814
Large Cap Value Fund -- Class
 C...........................  Guarantee & Trust Co., TTEE      4,273.034                  5.02%
                               FBO Julius Altman
                               IRA TR DTD 11-14-02
                               1410 S. Euclid Avenue
                               San Gabriel, CA 91776-3338
                               First Clearing, LLC              11,370.306                13.36%
                               A/C 1502-3012
                               Leon H Berger &
                               Jeannette W Berger TR
                               148 Woods St
                               Monroe, WA 98272-2328

                               NAME AND ADDRESS OF BENEFICIAL   AMOUNT AND NATURE OF    PERCENT OF
FUND AND CLASS OF SHARES                   OWNER                BENEFICIAL OWNERSHIP      CLASS
------------------------       ------------------------------   ---------------------   ----------
                               First Clearing, LLC              5,192.058                  6.10%
                               A/C 3754-0484
                               Wendell Green &
                               Judith A Green JTWROS
                               2170 Elmer Avenue
                               Yuba City, CA 95993-1416
                               First Clearing, LLC              15,571.028                18.29%
                               A/C 2095-8045
                               Brian M Cleary MD
                               6209 Cordoba Ct
                               Long Beach, CA 90803-6333
Small Cap Growth Fund --
 Class A.....................  Jacob Brouwer &                  86,044.569                20.41%
                               Jeanette Brouwer, TTEES
                               UDT DTD 5-11-77 FBO
                               The Brouwer Family Trust
                               1508 W. Mission Road
                               Escondido, CA 92029-1105
Small Cap Value Fund --
 Fiduciary Shares............  NUMMI Hourly Retirement Plan     498,839.834                7.97%
                               New United Motor                 Voting and Investment
                               Manufacturing, Inc.              Authority
                               Attn: Jim Potts
                               45500 Fremont Blvd.
                               Fremont, CA 94538-6326
Value Momentum Fund --
 Fiduciary Shares............  Select Benefit UBOC 401(k)       4,563,362.157             26.47%
                               Plan
                               Union Bank of California         Voting Authority
                               Attn: Elaine Macey
                               400 California Street, 10th
                               Floor
                               San Francisco, CA 94104
Value Momentum Fund -- Class
 C...........................  NFSC FEBO # 0BP-039233           2,480.048                  5.85%
                               Jacob M Zeidman
                               Paula Zeidman
                               1587 Spyglass Drive
                               Upland, CA 91786-2417
                               NFSC FEBO # PC 1-017000          2,880.876                  6.79%
                               Mitsuo Mikai
                               Misao Mikai
                               7450 S Eastern Ave #1018
                               Las Vegas, NV 89123-1558
Bond Fund -- Fiduciary
 Shares......................  Select Benefit UBOC 401(k)       2,507,649.161              5.63%
                               Plan
                               Union Bank of California         Voting Authority
                               Attn: Elaine Macey
                               400 California Street, 10th
                               Floor
                               San Francisco, CA 94104
California Intermediate
 Tax-Free Bond Fund -- Class
 A...........................  Harry R & Edythe L Silverglide   686,621.179                9.06%
                               TTEE
                               Harry & Edythe Silverglide
                               Living Trust U/A/D 3/6/00
                               C/O Mike Destro
                               16615 Lark Ave Ste 200
                               Los Gatos, CA 95032-7645

                               NAME AND ADDRESS OF BENEFICIAL   AMOUNT AND NATURE OF    PERCENT OF
FUND AND CLASS OF SHARES                   OWNER                BENEFICIAL OWNERSHIP      CLASS
------------------------       ------------------------------   ---------------------   ----------
National Intermediate
 Tax-Free Bond Fund -- Class
 A...........................  RBC Dain Rauscher FBO            18,361.414                 7.20%
                               Andrew H Greenhill
                               Ann H Greehill Co-TTEES
                               Andrew H & Ann H Greenhill Rev
                               5442 Hobart St
                               Pittsburgh, PA 15217-1965
                               Dain Rauscher Inc FBO            17,115.077                 6.71%
                               James D Goble Mrs Laura S
                               Goble Co-TTEES James D &
                               Laura S Goble Rev Intervivos
                               Liv Tr UA DTD 10/27/97
                               747 Mariner Loop
                               NFSC FEBO # JW 1-001619          16,638.935                 6.53%
                               The Yandell Family Trust
                               Charles F Yandell
                               U/A 05/08/1998
                               9689 East Topaz Dr
                               Scottsdale, AZ 85258-4741
                               First Clearing Corporation       21,224.214                 8.32%
                               A/C 2156-0924
                               Neil Weinreb &
                               Virginia Rubin
                               20 Dover Way
                               Lake Oswego, OR 97034-7336
California Tax-Free Money
 Market Fund -- Fiduciary
 Shares......................  Global Crossing Employee         24,841,286.360            10.88%
                               Escrow
                               c/o Pacific Capital Group        Voting Authority
                               360 North Crescent Drive
                               Beverly Hills, CA 90210-6820
                               Attn: Gregg Ritchie
                               Wendy Jordan Trust TA/R          13,023,645.410             5.70%
                               65 Woodland Way
                               Piedmont, CA 94611-3837          Voting and Investment
                               Attn: Wendy Jordan               Authority
Diversified Money Market
 Fund -- Fiduciary Shares....  Sandisk Corp. CU                 125,136,945.290            7.05%
                               Sandisk Corporation
                               140 Caspian Ct.                  Voting and Investment
                               Sunnyvale, CA 94089-1000         Authority
U.S. Government Money Market
 Fund -- Fiduciary Shares....  City of Elk Grove CU             27,856,835.810             6.21%
                               City of Elk Grove
                               Attn: Les D. Tyler               Voting and Investment
                               8400 Laguna Palms Way            Authority
                               Elk Grove, CA 95758-8045
                               CLO/Gen RE                       23,397,175.410             5.21%
                               Conservation & Liquidation
                               Office                           Voting and Investment
                               P.O. Box 26894                   Authority
                               San Francisco, CA 94126-0894
                               Attn: Debbie Borough

                               NAME AND ADDRESS OF BENEFICIAL   AMOUNT AND NATURE OF    PERCENT OF
FUND AND CLASS OF SHARES                   OWNER                BENEFICIAL OWNERSHIP      CLASS
------------------------       ------------------------------   ---------------------   ----------
100% U.S. Treasury Money
 Market Fund -- Fiduciary
 Shares......................  Bay Area Toll Auth Admin CU      39,269,898.010             7.97%
                               Bay Area Toll Authority
                               Attn: Dean Hunter -- Managing    Voting and Investment
                               Acctg                            Authority
                               101 Eighth Street 3rd Floor
                               Oakland, CA 94607-4707
                               Bay Area Toll Auth Admin CU      29,056,548.900             5.90%
                               Bay Area Toll Authority
                               Attn: Dean Hunter -- Managing    Voting and Investment
                               Acctg                            Authority
                               101 Eighth Street 3rd Floor
                               Oakland, CA 94607-4707
US Government Money Market
 Fund -- Class B.............  NFSC FEBO # PC 1-115525          160,044.150                7.36%
                               Rebecca Gold
                               1912 Jasmine St                  Voting Authority
                               El Cajon, CA 92021-3663


     If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope (or vote by telephone or the Internet) to avoid unnecessary expense and delay. No postage is necessary.

FEBRUARY 6, 2004

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES).

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

                                                                      APPENDIX A

                              PROPOSED CHANGES TO
                        FUNDAMENTAL INVESTMENT POLICIES

                             FUND ABBREVIATION KEY

BF    Balanced Fund           Bond     Bond Fund
CEF   Core Equity Fund        CITBF    California Intermediate Tax-Free Bond Fund
LCGF  Large Cap Growth Fund   NITBF    National Intermediate Tax-Free Bond Fund
LCVF  Large Cap Value Fund    USTMMF   100% U.S. Treasury Money Market Fund
SCGF  Small Cap Growth Fund   CTMMF    California Tax-Free Money Market Fund
SCVF  Small Cap Value Fund    DMMF     Diversified Money Market Fund
VMF   Value Momentum Fund     USGMMF   U.S. Government Money Market Fund

                          FUNDS                                                    PROPOSED FUNDAMENTAL POLICY
PROPOSAL                 AFFECTED         CURRENT FUNDAMENTAL POLICY                  (OR COURSE OF ACTION)
--------                 --------         --------------------------               ---------------------------
2A. Amendment and        BF        THE FUND MAY NOT:  purchase or sell       Fundamental Policy:
Reclassification of      LCGF      commodities, commodity contracts
Restrictions on          LCVF      (excluding, with respect to the Large     THE FUND MAY:  purchase or sell
Investment in            Bond      Cap Growth Fund, the Large Cap Value      commodities, commodities contracts,
Commodities; Oil, Gas    USTMMF    Fund, the Balanced Fund, and the Bond     futures contracts, or real estate to the
or Mineral Exploration   DMMF      Fund, options and financial and currency  extent permitted by the Investment
Leases or Development    USGMMF    futures contracts), oil, gas or mineral   Company Act of 1940, or the rules or
Programs; and Real                 exploration leases or development         regulations thereunder, as such statute,
Estate                             programs, or real estate (although        rules or regulations may be amended from
                                   investments by the Large Cap Growth       time to time, or by regulatory guidance
                                   Fund, the Large Cap Value Fund, the       or interpretations of such Act, rules or
                                   Balanced Fund, the Bond Fund, and the     regulations.
                                   Diversified Money Market Fund in
                                   marketable securities of companies
                                   engaged in such activities and
                                   investments by the Large Cap Growth
                                   Fund, the Large Cap Value Fund, the
                                   Balanced Fund, and the Bond Fund in
                                   securities secured by real estate or
                                   interests therein, are not hereby
                                   precluded to the extent the investment
                                   is appropriate to such Fund's investment
                                   objective and policies).
                         CTMMF     THE FUND MAY NOT:  purchase or sell       Non-Fundamental Policy:
                                   commodities or commodity contracts, or
                                   invest in oil, gas or mineral             THE FUND MAY NOT:  purchase or sell real
                                   exploration leases or development         estate, real estate limited partnership
                                   programs; provided, however, the Fund     interests, and commodities or
                                   may, to the extent appropriate to the     commodities contracts (except that the
                                   Fund's investment objective, purchase     Fund may invest in futures contracts and
                                   publicly traded obligations of companies  options on futures contracts, as
                                   engaging in whole or in part in such      disclosed in the prospectuses). However,
                                   activities.                               subject to its permitted investments,
                                                                             the Fund may invest in companies which

                          FUNDS                                                    PROPOSED FUNDAMENTAL POLICY
PROPOSAL                 AFFECTED         CURRENT FUNDAMENTAL POLICY                  (OR COURSE OF ACTION)
--------                 --------         --------------------------               ---------------------------
                                   THE FUND MAY NOT:  purchase or sell real  invest in real estate, securities or estate; provided, however, that the Fund  loans secured by interests in real
                                   may, to the extent appropriate to its     estate, commodities or commodities
                                   investment objective, purchase Municipal  contracts.
                                   Securities secured by real estate or
                                   interests therein or securities issued
                                   by companies investing in real estate or
                                   interests therein.
2B. Amendment and        BF        THE FUND MAY NOT:  borrow money or issue  Fundamental Policies:
Reclassification of      LCGF      senior securities, except that a Fund
Restrictions on          LCVF      may borrow from banks or enter into       THE FUND MAY:  issue senior securities
Borrowing and Lending    Bond      reverse repurchase agreements for         to the extent permitted by the
Money, Issuing Senior    USTMMF    temporary emergency purposes in amounts   Investment Company Act of 1940, or the
Securities, Pledging,    DMMF      up to 10% of the value of its total       rules or regulations thereunder, as such
Mortgaging or            USGMMF    assets at the time of such borrowing; or  statute, rules or regulations may be
Hypothecating Assets,              mortgage, pledge, or hypothecate any      amended from time to time, or by
Margin Transactions,               assets, except in connection with         regulatory guidance or interpretations
Short Sales, Joint                 permissible borrowings and in amounts     of such Act, rules or regulations;
Participation in                   not in excess of the lesser of the
Securities Trading                 dollar amounts borrowed or 10% of the     lend or borrow money to the extent
Accounts, and                      value of the Fund's total assets at the   permitted by the Investment Company Act
Underwriting                       time of its borrowing. A Fund will not    of 1940, or the rules or regulations
Securities                         invest in additional securities until     thereunder, as such statute, rules or
                                   all its borrowings (including reverse     regulations may be amended from time to
                                   repurchase agreements) have been repaid.  time, or by regulatory guidance or
                                   For purposes of this restriction, the     interpretations of such Act, rules or
                                   deposit of securities and other           regulations; and
                                   collateral arrangements with respect to
                                   options and financial and currency        underwrite securities to the extent
                                   futures contracts, and payments of        permitted by the Investment Company Act
                                   initial and variation margin in           of 1940, or the rules or regulations
                                   connection therewith, are not considered  thereunder, as such statute, rules or
                                   a pledge of a Fund's assets.              regulations may be amended from time to
                                                                             time, or by regulatory guidance

                          FUNDS                                                    PROPOSED FUNDAMENTAL POLICY
PROPOSAL                 AFFECTED         CURRENT FUNDAMENTAL POLICY                  (OR COURSE OF ACTION)
--------                 --------         --------------------------               ---------------------------
                                   THE FUND MAY NOT:  purchase securities    or interpretations of such Act, rules or
                                   on margin (except that, with respect to   regulations.
                                   the Large Cap Growth Fund, the Large Cap
                                   Value Fund, the Balanced Fund and the
                                   Bond Fund only, such Funds may make
                                   margin payments in connection with
                                   transactions in options and financial
                                   and currency futures contracts), sell
                                   securities short, participate on a joint
                                   or joint and several basis in any
                                   securities trading account, or
                                   underwrite the securities of other
                                   issuers, except to the extent that a
                                   Fund may be deemed to be an underwriter
                                   under certain securities laws in the
                                   disposition of "restricted securities"
                                   acquired in accordance with the
                                   investment objectives and policies of
                                   such Fund.
                         BF        THE FUND MAY NOT:  make loans, except
                         CEF       that a Fund may purchase or hold debt
                         LCGF      instruments, lend portfolio securities,
                         LCVF      and enter into repurchase agreements in
                         SCVF      accordance with its investment objective
                         Bond      and policies.
                         CEF       THE FUND MAY:  issue senior securities    Non-Fundamental Policies:
                         SCGF      to the extent permitted by the
                         SCVF      Investment Company Act of 1940, or the    THE FUND MAY NOT:  borrow money or issue
                         VMF       rules or regulations thereunder, as such  senior securities, except that the Fund
                         CITBF     statute, rules or regulations may be      may obtain such short-term credits as
                         NITBF     amended from time to time;                are necessary for the clearance of
                                                                             portfolio transactions and the Fund may
                                                                             enter into reverse repurchase agreements
                                                                             for temporary

                          FUNDS                                                    PROPOSED FUNDAMENTAL POLICY
PROPOSAL                 AFFECTED         CURRENT FUNDAMENTAL POLICY                  (OR COURSE OF ACTION)
--------                 --------         --------------------------               ---------------------------

                                   lend or borrow money to the extent        emergency purposes in amounts up to
                                   permitted by the Investment Company Act   33 1/3% of the value of its total assets
                                   of 1940, or the rules or regulations      at the time of such borrowing;
                                   thereunder, as such statute, rules or
                                   regulations may be amended from time to   purchase securities on margin, except
                                   time; and                                 that the Fund may obtain such short-term
                                   underwrite securities to the extent       credits as are necessary for the
                                   permitted by the Investment Company Act   clearance of portfolio transactions, and
                                   of 1940, or the rules or regulations      the Fund may make margin payments in
                                   thereunder, as such statute, rules or     connection with futures contracts,
                                   regulations may be amended from time to   options, forward contracts, swaps, caps,
                                   time.                                     floors, collars and other financial
                                                                             instruments; and
                                                                             sell securities short (unless it owns or
                                                                             has the right to obtain securities
                                                                             equivalent in kind and amount to the
                                                                             securities sold short), however, this
                                                                             policy does not prevent the Fund from
                                                                             entering into short positions in foreign
                                                                             currency, futures contracts, options,
                                                                             forward contracts, swaps, caps, floors,
                                                                             collars and other financial instruments
                                                                             and the Fund may obtain such short-term
                                                                             credits as are necessary for the
                                                                             clearance of portfolio transactions.

                          FUNDS                                                    PROPOSED FUNDAMENTAL POLICY
PROPOSAL                 AFFECTED         CURRENT FUNDAMENTAL POLICY                  (OR COURSE OF ACTION)
--------                 --------         --------------------------               ---------------------------
                         CITBF     THE FUND MAY NOT:  make loans, except
                                   that the Fund may (a) purchase or hold
                                   debt instruments in accordance with its
                                   investment objective and policies; (b)
                                   enter into repurchase agreements; and
                                   (c) lend securities.
                         USTMMF    THE FUND MAY NOT:  make loans, except
                         DMMF      that a Fund may purchase or hold debt
                         USGMMF    instruments, lend portfolio securities,
                                   and enter into repurchase agreements as
                                   permitted by its individual investment
                                   objective and policies.
                         CTMMF     THE FUND MAY NOT:  make loans; except
                                   that the Fund may purchase or hold debt
                                   instruments, lend portfolio securities
                                   and enter into repurchase agreements as
                                   permitted by its investment objective
                                   and policies;
                                   borrow money or issue senior securities,
                                   except that the Fund may borrow from
                                   banks or enter into reverse repurchase
                                   agreements for temporary emergency
                                   purposes in amounts up to 10% of the
                                   value of its total assets at the time of
                                   such borrowing; or mortgage, pledge, or
                                   hypothecate any assets, except in
                                   connection with permissible borrowings
                                   and in amounts not in excess of the
                                   lesser of the dollar amounts borrowed or
                                   10% of the value of the Fund's total
                                   assets at the time of its borrowing. The
                                   Fund will not invest in additional
                                   securities until all its borrowings

                          FUNDS                                                    PROPOSED FUNDAMENTAL POLICY
PROPOSAL                 AFFECTED         CURRENT FUNDAMENTAL POLICY                  (OR COURSE OF ACTION)
--------                 --------         --------------------------               ---------------------------
                                   (including reverse repurchase
                                   agreements) have been repaid;
                                   underwrite the securities of other
                                   issuers; and
                                   purchase securities on margin, make
                                   short sales of securities or maintain a
                                   short position.
                         CEF       THE FUND MAY:  pledge, mortgage or
                         SCGF      hypothecate any of its assets to the
                         SCVF      extent permitted by the Investment
                         VMF       Company Act of 1940, or the rules or
                         CITBF     regulations thereunder, as such statute,
                         NITBF     rules or regulations may be amended from
                                   time to time.
2C. Amendment of         USTMMF    THE FUND MAY NOT:  purchase securities    THE FUND MAY:  purchase securities of
Restrictions Regarding   DMMF      of any one issuer, other than             any issuer only when consistent with the
Diversification of       USGMMF    obligations issued or guaranteed by the   maintenance of its status as a
Investment                         U.S. Government, its agencies, or         diversified company under the Investment
                                   instrumentalities, if, immediately after  Company Act of 1940, or the rules or
                                   the purchase, more than 5% of the value   regulations thereunder, as such statute,
                                   of the Fund's total assets would be       rules or regulations may be amended from
                                   invested in such issuer (except that up   time to time.
                                   to 25% of the value of the Fund's total
                                   assets may be invested without regard to
                                   the 5% limitation).
                         BF        THE FUND MAY NOT:  purchase securities
                         CEF       of any one issuer, other than
                         LCGF      obligations issued or guaranteed by the
                         LCVF      U.S. Government, its agencies, or
                         SCVF      instrumentalities, if, immediately after
                         Bond      the purchase, more than 5% of the value
                                   of such Fund's total assets would be
                                   invested in the issuer or the Fund would
                                   hold more than 10% of any class of
                                   securities of the

                          FUNDS                                                    PROPOSED FUNDAMENTAL POLICY
PROPOSAL                 AFFECTED         CURRENT FUNDAMENTAL POLICY                  (OR COURSE OF ACTION)
--------                 --------         --------------------------               ---------------------------
                                   issuer or more than 10% of the issuer's
                                   outstanding voting securities (except
                                   that up to 25% of the value of the
                                   Fund's total assets may be invested
                                   without regard to these limitations).
                         CITBF     THE FUND MAY NOT:  purchase securities
                                   of any issuer (except securities issued
                                   or guaranteed by the U.S. Government or
                                   its agencies and instrumentalities and
                                   repurchase agreements involving such
                                   securities) if as a result more than 5%
                                   of the total assets of the Fund would be
                                   invested in securities of such issuer
                                   provided, however, that the Fund may
                                   invest up to 25% of its total assets
                                   without regard to this restriction as
                                   permitted by applicable law.
                         CTMMF     THE FUND MAY NOT:  purchase securities
                                   of any one issuer, other than
                                   obligations issued or guaranteed by the
                                   U.S. Government, its agencies, or
                                   instrumentalities, if, immediately after
                                   the purchase, more than 5% of the value
                                   of its total assets would be invested in
                                   such issuer (except that up to 25% of
                                   the value of the Fund's total assets may
                                   be invested without regard to the 5%
                                   limitation). For purposes of this
                                   investment restriction, a security is
                                   considered to be issued by the
                                   government entity (or entities) whose
                                   assets and revenues back the security
                                   or, with respect to be private activity
                                   bond that is backed only

                          FUNDS                                                    PROPOSED FUNDAMENTAL POLICY
PROPOSAL                 AFFECTED         CURRENT FUNDAMENTAL POLICY                  (OR COURSE OF ACTION)
--------                 --------         --------------------------               ---------------------------
                                   by the assets and revenues of
                                   non-governmental user, by the
                                   non-governmental user.
2D. Amendment of         USTMMF    THE FUND MAY NOT:  purchase any           THE FUND MAY NOT:  concentrate
Restrictions on          DMMF      securities that would cause more than     investments in a particular industry or
Concentration of         USGMMF    25% of the value of the Fund's total      group of industries, as concentration is
Investment in a                    assets at the time of purchase to be      defined or interpreted under the
Particular Industry                invested in the securities of one or      Investment Company Act of 1940, or the
                                   more issuers conducting their principal   rules or regulations thereunder, as such
                                   business activities in the same           statute, rules or regulations may be
                                   industry, provided that (a) there is no   amended from time to time, or by
                                   limitation with respect to obligations    regulatory guidance or interpretations
                                   issued or guaranteed by the U.S.          of such Act, rules or regulations,
                                   Government, its agencies, or              provided that there is no limitation
                                   instrumentalities, domestic bank          with respect to domestic bank
                                   certificates of deposit or bankers'       certificates of deposit or bankers'
                                   acceptances, and repurchase agreements    acceptances, and repurchase agreements
                                   secured by bank instruments or            secured by such bank instruments.
                                   obligations of the U.S. Government, its
                                   agencies, or instrumentalities; (b)
                                   wholly owned finance companies will be
                                   considered to be in the industries of
                                   their parents if their activities are
                                   primarily related to financing the
                                   activities of their parents; and (c)
                                   utilities will be divided according to
                                   their services (for example, gas, gas
                                   transmission, electric and gas, electric
                                   and telephone will each be considered a
                                   separate industry).
                         CTMMF     THE FUND MAY NOT:  purchase any
                                   securities that would cause 25% or more
                                   of such Fund's total assets at the time
                                   of purchase to be invested in the
                                   securities of one or more issuers
                                   conducting their principal

                          FUNDS                                                    PROPOSED FUNDAMENTAL POLICY
PROPOSAL                 AFFECTED         CURRENT FUNDAMENTAL POLICY                  (OR COURSE OF ACTION)
--------                 --------         --------------------------               ---------------------------
                                   business activities in the same
                                   industry; provided that this limitation
                                   shall not apply to securities of the
                                   U.S. Government, its agencies or
                                   instrumentalities or Municipal
                                   Securities or governmental guarantees of
                                   Municipal Securities; and provided
                                   further, that for the purpose of this
                                   limitation, private activity bonds that
                                   are backed only by the assets and
                                   revenues of a non-governmental user
                                   shall not be deemed to be Municipal
                                   Securities.
                         BF        THE FUND MAY NOT:  purchase any           THE FUND MAY NOT:  concentrate
                         CEF       securities that would cause more than     investments in a particular industry or
                         LCGF      25% of such Fund's total assets at the    group of industries, as concentration is
                         LCVF      time of purchase to be invested in        defined or interpreted under the
                         SCVF      securities of one or more issuers         Investment Company Act of 1940, or the
                         Bond      conducting their principal business       rules or regulations thereunder, as such
                                   activities in the same industry,          statute, rules or regulations may be
                                   provided that (a) there is no limitation  amended from time to time, or by
                                   with respect to obligations issued or     regulatory guidance or interpretations
                                   guaranteed by the U.S. or foreign         of such Act, rules or regulations.
                                   governments or their agencies or
                                   instrumentalities and repurchase
                                   agreements secured by obligations of the
                                   U.S. Government or its agencies or
                                   instrumentalities; (b) wholly owned
                                   finance companies will be considered to
                                   be in the industries of their parents if
                                   their activities are primarily related
                                   to financing the activities of their
                                   parents; and (c) utilities will be
                                   divided according to their services (for
                                   example, gas, gas transmission, electric
                                   and gas, electric, and

                          FUNDS                                                    PROPOSED FUNDAMENTAL POLICY
PROPOSAL                 AFFECTED         CURRENT FUNDAMENTAL POLICY                  (OR COURSE OF ACTION)
--------                 --------         --------------------------               ---------------------------
                                   telephone will each be considered a
                                   separate industry).
                         CEF       THE FUND MAY NOT:  concentrate
                         SCGF      investments in a particular industry or
                         SCVF      group of industries, or within any one
                         VMF       state (except that the limitation as to
                         CITBF     investments in any one state or its
                         NITBF     political subdivision shall not apply to
                                   the California Intermediate Tax-Free
                                   Bond Fund), as concentration is defined
                                   under the Investment Company Act of
                                   1940, or the rules or regulations
                                   thereunder, as such statute, rules or
                                   regulations may be amended from time to
                                   time.
                         CITBF     THE FUND MAY NOT:  purchase any           Eliminate restriction.
                                   securities which would cause more than
                                   25% of the total assets of the Fund to
                                   be invested in the securities of one or
                                   more issuers conducting their principal
                                   business activities in the same
                                   industry, provided that this limitation
                                   does not apply to investments in the
                                   obligations issued or guaranteed by the
                                   U.S. Government or its agencies and
                                   instrumentalities and repurchase
                                   agreements involving such securities,
                                   and provided further, that utilities as
                                   a group will not be considered to be one
                                   industry, and wholly-owned subsidiaries
                                   organized to finance the operations of
                                   their parent companies will be
                                   considered to be in the same industries
                                   as their parent companies.

                          FUNDS                                                    PROPOSED FUNDAMENTAL POLICY
PROPOSAL                 AFFECTED         CURRENT FUNDAMENTAL POLICY                  (OR COURSE OF ACTION)
--------                 --------         --------------------------               ---------------------------
2E. Amendment of the     LCVF      To seek total return on investments,      To seek long-term capital appreciation.
Fundamental Investment             with dividend income as an important
Objective of the Large             component of that return. A secondary
Cap Value Fund                     goal is a low level of price volatility.
2F. Reclassification     USTMMF    THE FUND MAY NOT:  purchase securities    Make restriction non-fundamental.
of Restrictions on                 other than short-term obligations issued
Investments of the                 or guaranteed as to payment of principal
100% U.S. Treasury                 and interest by the full faith and
Money Market Fund                  credit of the U.S. Treasury.
2G. Reclassification     USGMMF    THE FUND MAY NOT:  purchase securities    Non-fundamental policy:
of Restrictions on                 other than U.S. Treasury bills, notes,
Investments of the                 and other obligations issued or           Under normal circumstances, the Fund
U.S. Government Money              guaranteed by the U.S. Government, its    will invest at least 80% of its net
Market Fund                        agencies, or instrumentalities (such as   assets plus borrowings in U.S. Treasury
                                   obligations issued by the Government      bills, notes and other obligations
                                   National Mortgage Association and the     issued or guaranteed by the U.S.
                                   Export-Import Bank of the United States)  Government, or its agencies and
                                   some of which may be subject to           instrumentalities.
                                   repurchase agreements.
2H. Elimination of       BF        THE FUND MAY NOT:  invest in any issuer   Eliminate restriction.
Restrictions on          LCGF      for purposes of exercising control or
Investing for Purposes   LCVF      management.
of Exercising Control    Bond
or Management            USTMMF
                         DMMF
                         USGMMF
                         CTMMF     THE FUND MAY NOT:  purchase securities
                                   of companies for the purpose of
                                   exercising control or management.

                          FUNDS                                                    PROPOSED FUNDAMENTAL POLICY
PROPOSAL                 AFFECTED         CURRENT FUNDAMENTAL POLICY                  (OR COURSE OF ACTION)
--------                 --------         --------------------------               ---------------------------
2I. Elimination of       BF        THE FUND MAY NOT:  purchase or retain     Eliminate restriction.
Restrictions on          LCGF      securities of any issuer if the officers
Purchasing Securities    LCVF      or Trustees of HighMark Funds or the
in which Certain         Bond      officers or directors of its investment
Affiliated Persons       USTMMF    advisor owning beneficially more than
Also Invest              DMMF      one-half of 1% of the securities of such
                         USGMMF    issuer together own beneficially more
                                   than 5% of such securities.
2J. Elimination of       DMMF      THE FUND MAY NOT:  write or purchase put  Eliminate restriction.
Restrictions on          USGMMF    or call options.
Writing, Buying or       USTMMF
Selling Options
                         CTMMF     THE FUND MAY NOT:  write or sell puts,
                                   calls, straddles, spreads, or
                                   combinations thereof, except that the
                                   Fund may acquire puts with respect to
                                   Municipal Securities in its portfolio
                                   and sell the puts in conjunction with a
                                   sale of the underlying Municipal
                                   Securities.
                                   THE FUND MAY NOT:  acquire a put, if,
                                   immediately after the acquisition, more
                                   than 5% of the total amortized cost
                                   value of the Fund's assets would be
                                   subject to puts from the same
                                   institution (except that (i) up to 25%
                                   of the value of the Fund's total assets
                                   may be subject to puts without regard to
                                   the 5% limitation and (ii) the 5%
                                   limitation is inapplicable to puts that,
                                   by their terms, would be readily
                                   exercisable in the event of a default in
                                   payment of principal or interest on the
                                   underlying securities). In applying the
                                   above-

                          FUNDS                                                    PROPOSED FUNDAMENTAL POLICY
PROPOSAL                 AFFECTED         CURRENT FUNDAMENTAL POLICY                  (OR COURSE OF ACTION)
--------                 --------         --------------------------               ---------------------------
                                   described limitation, the Fund will
                                   aggregate securities subject to puts
                                   from any one institution with the Fund's
                                   investments, if any, in securities
                                   issued or guaranteed by that
                                   institution. In addition, for the
                                   purpose of this investment restriction,
                                   a put will be considered to be from the
                                   party to whom the Fund will look for
                                   payment of the exercise price.
                                   THE FUND MAY NOT:  acquire a put that,
                                   by its terms, would be readily
                                   exercisable in the event of a default in
                                   payment of principal and interest on the
                                   underlying security or securities if,
                                   immediately after the acquisition, the
                                   amortized cost value of the security or
                                   securities underlying the put, when
                                   aggregated with the amortized cost value
                                   of any other securities issued or
                                   guaranteed by the issuer of the put,
                                   would exceed 10% of the total amortized
                                   cost value of the Fund's assets. In
                                   addition, for the purpose of this
                                   investment restriction, a put will be
                                   considered to be from the party to whom
                                   the Fund will look for payment of the
                                   exercise price.
2K. Elimination of       DMMF      THE FUND MAY NOT:  buy common stocks or   Eliminate restriction.
Restrictions on Buying   USGMMF    voting securities, or state, municipal
Certain Stocks and       USTMMF    or private activity bonds.
Bonds

                                  [FUND NAME]

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                          SHAREHOLDERS ON MARCH 5, 2004

This proxy is solicited by the Board of Trustees of HighMark Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on March 5, 2004 at 1:00 p.m. Eastern Time at the offices of SEI Investments Global Funds Services at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The undersigned hereby appoints Danielle Gallagher and Donna Rafa, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matters and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) David Benkert
(02) Thomas L. Braje
(03) David A. Goldfarb
(04) Joseph C. Jaeger
(05) Michael L. Noel
(06) Robert M. Whitler

_________ FOR ALL          _________ WITHHOLD ALL       ________ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

     (2A) Amendment and reclassification of restrictions on investment in commodities, oil, gas and mineral investments, and real estate

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2B) Amendment and reclassification of restrictions on borrowing and lending money, issuing senior securities, pledging, mortgaging or hypothecating assets, margin transactions, short sales, joint participation in securities trading accounts, and underwriting securities

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2C) Amendment of restrictions regarding diversification of investment

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2D) Amendment of restrictions on concentration of investment in a particular industry

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2E) Amendment of the fundamental investment objective of the Large Cap Value Fund

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2F) Reclassification of restrictions on investments of the 100% U.S. Treasury Money Market Fund

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2G) Reclassification of restrictions on investments of the U.S. Government Money Market Fund

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2H) Elimination of restrictions on investing for purposes of exercising control or management

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2I) Elimination of restrictions on purchasing securities in which certain affiliated persons also invest

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2J) Elimination of restrictions on writing, buying or selling options

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2K) Elimination of restrictions on buying certain stocks and bonds

     _______ FOR           _________ AGAINST             ________ ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated February 6, 2004 and the Proxy Statement attached hereto:

                        ________________________________________________________
                        Signature(s) of Shareholder(s)

                        ________________________________________________________
                        Signature(s) of Shareholder(s)

                        Date: ______________________________ , 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***